                                EXHIBIT 10.31

                                                                   Exhibit 10.31

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE

National Institutes of Health
Natl. Inst. of Arthritis and Musculoskeletal and Skin Diseases

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241  42 CFR 52
RESEARCH

1.   DATE ISSUED (Mo./Day/Yr.):    09/30/94

2.   CFDA NO.: 93.846

3. SUPERSEDES AWARD NOTICE dated __________ except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.   GRANT NO.:               1 R01 AR41450-01A2

     Formerly:

5.   ADMINISTRATIVE CODES:    2

6.   PROJECT PERIOD Mo./Day/Yr.:   From 09/30/94 Through 08/31/97

7.   BUDGET PERIOD Mo./Day/Yr.:    From 09/30/94 Through 08/31/95

8. TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces): Cloning the gene responsible for FSH Muscular Dystrophy MEDB

9.   GRANTEE NAME AND ADDRESS:

               Collaborative Research, Inc.
               1365 Main Street
               Waltham, MA 02154

10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

               WEIFFENBACH, BARBARA               PHD
               Collaborative Research Inc.
               1365 Main Street
               Waltham, MA  02154

11.  APPROVED BUDGET (Excludes PHS Direct Assistance)

     I    PHS Grant Funds Only
                                                                          _____

                                                                            I
                                                                          _____

     II Total project costs including grant funds and all other financial participation

          (SELECT ONE AND PLACE NUMERAL IN BOX.)
     a.   Salaries and Wages . . . . . . . . . . . . . . . . . . . . . . .    $103,470
     b.   Fringe Benefits. . . . . . . . . . . . . . . . . . . . . . . . .    $ 35,181
     c.        Total Personnel Costs . . . . . . . . . . . . . . . . . . .    $138,651
     d.   Consultant Costs . . . . . . . . . . . . . . . . . . . . . . . .           0
     e.   Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . .           0
     f.   Supplies . . . . . . . . . . . . . . . . . . . . . . . . . . . .      30,000
     g.   Travel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,200
     h.   Patient Care--Inpatient. . . . . . . . . . . . . . . . . . . . .           0
     i.               --Outpatient. .  . . . . . . . . . . . . . . . . . .           0
     j.   Alterations and Renovations. . . . . . . . . . . . . . . . . . .           0
     k.   Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,750
     l.   Consortium/Contractual Costs . . . . . . . . . . . . . . . . . .           0
     m.   Trainee Related Expenses . . . . . . . . . . . . . . . . . . . .
     n.   Trainee Stipends . . . . . . . . . . . . . . . . . . . . . . . .           0
     o.   Trainee Tuition and Fees . . . . . . . . . . . . . . . . . . . .           0
     p.   Trainee Travel . . . . . . . . . . . . . . . . . . . . . . . . .           0
     q.        TOTAL DIRECT COSTS  [ARROW] . . . . . . . . . . . . . . . .    $171,601
     r.   INDIRECT COSTS (Rate*   % of S&W/TADC) . . . . . . . . . . . . .    $154,441
     s.   TOTAL APPROVED BUDGET. . . . . . . . . . . . . . . . . . . . . .    $326,042
     t.   SBIR Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $      0
     u.   Federal Share. . . . . . . . . . . . . . . . . . . . . . . . . .    $326,042
     v.   Non-Federal Share. . . . . . . . . . . . . . . . . . . . . . . .    $

12.  AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
     a.   Amount of PHS Financial Assistance (from Item 11.u.) . . . . . .    $326,042
     b.   Less Unobligated Balance From Prior Budge Periods. . . . . . . .          $0
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . . . . .          $0
     d.   AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION . . . . . . . . . . .    $326,042

13.  RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
     SATISFACTORY PROGRESS OF THE PROJECT):

-----------------------------------------------------------------------------------
    YEAR     TOTAL DIRECT COSTS/STIPENDS     YEAR     TOTAL DIRECT COSTS/STIPENDS
-----------------------------------------------------------------------------------
a.  02                178,465                 d.
-----------------------------------------------------------------------------------
b.  03                185,604                 e.
-----------------------------------------------------------------------------------
c.                                            f.
-----------------------------------------------------------------------------------

14.  APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):

     a.   Amount of PHS Direct Assistance. . . . . . . . . . . .     $
     b.   Less Unobligated Balance From Prior Budget Periods . .     $
     c.   Less Cumulative Prior Award(s) This Budget Period. . .     $
     d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION. . . . . . . .     $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

     a.   DEDUCTION
     b.   ADDITIONAL COSTS                         ---
     c.   MATCHING                                  B
     d.   OTHER RESEARCH (Add/Deduct Option)       ---
     e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

     a.   The grant program legislation cited above.
     b.   The grant program regulation cited above.
     c. This award notice including terms and conditions, if any, noted below under REMARKS.
     d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
     e.   45 CFR part 74 or 45 CFR Part 92 as applicable.
     IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached -- /X/ Yes   / / No)

     Grant Specialist:  G. Carol Fitzpatrick (301) 594-9973
     Program Official:  Richard W. Lymn, Ph.D. (301) 594-9959

*  Base X Rate ($171,601 x 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)
/S/ Mara H. DeKemper
(Name-Typed/Print)         (Title)
Mrs. Mara H. Dekemper     Grants Management Officer

17.  OBJ. CLASS:         41.4A

18.  CRS - EIN:          1042297484A1

19.  LIST NO.:

--------------------------------------------------------------------------------------------
       FY-CAN        DOCUMENT NO.      ADMINISTRATIVE   AMT. ACTION FIN.  AMT. ACTION DIR.
                                            CODE             ASST.              ASST.
--------------------------------------------------------------------------------------------
20.a.  94 8425014    b.  R1AR41450A    c.               d.                e.

21.a.                b.                c.               d.                e.

22.a.                b.                c.               d.                e.
-------------------------------------------------------------------------------------------

PHS-5152-5 (Rev. 7/92): 940927 1409    (Note: See reverse for payment information.)     KC

                                   FOOTNOTES

                                                                          PAGE 2
1 RO1 AR41450-01A2

                              TERMS AND CONDITIONS


o    PURSUANT TO THE NIH REVITALIZATION ACT (P.L. 103-43, JUNE 10, 1993),
     SECTION 2004, WHEN PURCHASING EQUIPMENT OR PRODUCTS UNDER THIS ASSISTANCE AWARD, THE RECIPIENT SHOULD, WHENEVER POSSIBLE, PURCHASE ONLY AMERICAN-MADE ITEMS.

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE

National Institutes of Health
Natl. Inst. of Arthritis and Musculoskeletal and Skin Diseases

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH
REVISED

1.   DATE ISSUED (Mo./Day/Yr.):    01/24/95

2.   CFDA NO.: 93.846

3. SUPERSEDES AWARD NOTICE dated 09/30/94 except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.   GRANT NO.:               1 R01 AR41450-01A2

     Formerly:

5.   ADMINISTRATIVE CODES:    2

6.   PROJECT PERIOD Mo./Day/Yr.:   From 09/30/94 Through 08/31/97

7.   BUDGET PERIOD Mo./Day/Yr.:    From 09/30/94 Through 08/31/95

8. TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces): Cloning the gene responsible for FSH Muscular Dystrophy MEDB

9.   GRANTEE NAME AND ADDRESS:

               Genome Therapeutics Corp.
               100 Beaver Street
               Waltham, MA 02154

10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

               WEIFFENBACH, BARBARA    PHD
               Genome Therapeutics Corp.,
               1365 Main Street
               Waltham, MA  02154

11.  APPROVED BUDGET (Excludes PHS Direct Assistance)

     I    PHS Grant Funds Only                                              ---
                                                                             I
                                                                            ---
     II   Total project costs including grant funds and all
          other financial participation

          (SELECT ONE AND PLACE NUMERAL IN BOX.)
     a.   Salaries and Wages . . . . . . . . . . . . . . . . . . . . . . .    $103,470
     b.   Fringe Benefits. . . . . . . . . . . . . . . . . . . . . . . . .    $ 35,181
     c.        Total Personnel Costs . . . . . . . . . . . . . . . . . . .    $138,651
     d.   Consultant Costs . . . . . . . . . . . . . . . . . . . . . . . .           0
     e.   Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . .           0
     f.   Supplies . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30,000
     g.   Travel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,200
     h.   Patient Care--Inpatient. . . . . . . . . . . . . . . . . . . . .            0
     i.               --Outpatient . . . . . . . . . . . . . . . . . . . .            0
     j.   Alterations and Renovations. . . . . . . . . . . . . . . . . . .            0
     k.   Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,750
     l.   Consortium/Contractual Costs . . . . . . . . . . . . . . . . . .            0
     m.   Trainee Related Expenses . . . . . . . . . . . . . . . . . . . .
     n.   Trainee Stipends . . . . . . . . . . . . . . . . . . . . . . . .            0
     o.   Trainee Tuition and Fees . . . . . . . . . . . . . . . . . . . .            0
     p.   Trainee Travel . . . . . . . . . . . . . . . . . . . . . . . . .            0
     q.        TOTAL DIRECT COSTS  [ARROW] . . . . . . . . . . . . . . . .     $171,601
     r.   INDIRECT COSTS (Rate*    % of S&W/TADC)  . . . . . . . . . . . .     $154,441
     s.   TOTAL APPROVED BUDGET. . . . . . . . . . . . . . . . . . . . . .     $326,042
     t.   SBIR Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      0
     u.   Federal Share. . . . . . . . . . . . . . . . . . . . . . . . . .     $326,042
     v.   Non-Federal Share. . . . . . . . . . . . . . . . . . . . . . . .     $

12.  AWARD COMPUTATION FOR FINANCIAL ASSISTANCE

     a.   Amount of PHS Financial Assistance (from Item 11.u.) . . . . . .     $326,042
     b.   Less Unobligated Balance From Prior Budge Periods. . . . . . . .           $0
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . . . . .     $326,042
     d.   AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION . . . . . . . . . . .           $0

13. RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND SATISFACTORY PROGRESS OF THE PROJECT):

-----------------------------------------------------------------------------------
    YEAR     TOTAL DIRECT COSTS/STIPENDS     YEAR     TOTAL DIRECT COSTS/STIPENDS
-----------------------------------------------------------------------------------
a.  02                178,465                 d.
-----------------------------------------------------------------------------------
b.  03                185,604                 e.
-----------------------------------------------------------------------------------
c.                                            f.
-----------------------------------------------------------------------------------

                                          -2-

14.  APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):

     a.   Amount of PHS Direct Assistance. . . . . . . . . . . .   $
     b.   Less Unobligated Balance From Prior Budget Periods . .   $
     c.   Less Cumulative Prior Award(s) This Budget Period. . .   $
     d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION. . . . . . . .   $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

     a.   DEDUCTION
     b.   ADDITIONAL COSTS                            ---
     c.   MATCHING                                     B
     d.   OTHER RESEARCH (Add/Deduct Option)          ---
     e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

     a.   The grant program legislation cited above.
     b.   The grant program regulation cited above.
     c. This award notice including terms and conditions, if any, noted below under REMARKS.
     d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
     e.   45 CFR part 74 or 45 CFR Part 92 as applicable.
     IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached -- /X/ Yes   / / No)

     Grant Specialist:  G. Carol Fitzpatrick (301) 594-3506
     Program Official:  Richard W. Lymn, Ph.D. (301) 594-5128

*  Base X Rate ($171,601 x 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)
/S/ Mary L. Graham
(Name-Typed/Print)           (Title)
Mrs. Mary L. Graham       Grants Management Officer

17.  OBJ. CLASS:         41.4A

18.  CRS - EIN:          1042297484A1

19.  LIST NO.:


--------------------------------------------------------------------------------------------
       FY-CAN        DOCUMENT NO.      ADMINISTRATIVE   AMT. ACTION FIN.  AMT. ACTION DIR.
                                            CODE             ASST.              ASST.
--------------------------------------------------------------------------------------------
20.a.  94 8425014    b.  R1AR41450A    c.               d.                e.

21.a.                b.                c.               d.                e.

22.a.                b.                c.               d.                e.
--------------------------------------------------------------------------------------------



PHS-5152-5 (Rev. 7/92): 950119 1027 (Note: See reverse for payment information.) KC 01

                                  FOOTNOTES
                                                                          PAGE 2
1 ROI AR41450-01A2


                             TERMS AND CONDITIONS


o AWARD ISSUED IN ACCORDANCE WITH SUCCESSOR IN INTEREST AGREEMENT DATED JANUARY 1, 1995.

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE

National Institutes of Health
Natl. Inst. of Arthritis and Musculoskeletal and Skin Diseases

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH

20.  DATE ISSUED (Mo./Day/Yr.):    08/08/95

21.  CFDA NO.: 93.846

22. SUPERSEDES AWARD NOTICE dated __________________ except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

23.  GRANT NO.:               5 R01 AR41450-02

     Formerly:

24.  ADMINISTRATIVE CODES:    2

25.  PROJECT PERIOD Mo./Day/Yr.:   From 09/30/94 Through 08/31/97

26.  BUDGET PERIOD Mo./Day/Yr.:    From 09/01/95 Through 08/31/96

27. TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces): Cloning the Gene responsible for FSH Muscular Dystrophy MEDB

28.  GRANTEE NAME AND ADDRESS:

               Genome Therapeutics Corp.
               100 Beaver Street
               Waltham, MA  02154

29. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

               Weiffenbach, Barbara     PHD
               Genome Therapeutics Corp.
               1365 Main Street
               Waltham, MA  02154

30.  APPROVED BUDGET (Excludes PHS Direct Assistance)

     I    PHS Grant Funds Only                                     ---
                                                                    I
                                                                   ---
     II   Total project costs including grant funds and all
          other financial participation

          (Select one and place NUMERAL in box.)
     a.   Salaries and Wages . . . . . . . . . . . . . . . . . . .   $144,197
     b.   Fringe Benefits. . . . . . . . . . . . . . . . . . . . .         $0
     c.        Total Personnel Costs . . . . . . . . . . . . . . .   $144,197
     d.   Consultant Costs . . . . . . . . . . . . . . . . . . . .          0
     e.   Equipment. . . . . . . . . . . . . . . . . . . . . . . .          0
     f.   Supplies . . . . . . . . . . . . . . . . . . . . . . . .     31,200
     g.   Travel . . . . . . . . . . . . . . . . . . . . . . . . .      1,248
     h.   Patient Care--Inpatient. . . . . . . . . . . . . . . . .          0
     i.               --Outpatient . . . . . . . . . . . . . . . .          0
     j.   Alterations and Renovations. . . . . . . . . . . . . . .          0
     k.   Other. . . . . . . . . . . . . . . . . . . . . . . . . .      1,820
     l.   Consortium/Contractual Costs . . . . . . . . . . . . . .          0
     m.   Trainee Related Expenses . . . . . . . . . . . . . . . .
     n.   Trainee Stipends . . . . . . . . . . . . . . . . . . . .          0
     o.   Trainee Tuition and Fees . . . . . . . . . . . . . . . .          0
     p.   Trainee Travel . . . . . . . . . . . . . . . . . . . . .          0
     q.        TOTAL DIRECT COSTS [ARROW]. . . . . . . . . . . . .   $178,465
     r.   INDIRECT COSTS (Rate*     % of S&W/TADC) . . . . . . . .   $160,619
     s.   TOTAL APPROVED BUDGET. . . . . . . . . . . . . . . . . .   $339,084
     t.   SBIR Fee . . . . . . . . . . . . . . . . . . . . . . . .   $      0
     u.   Federal Share. . . . . . . . . . . . . . . . . . . . . .   $339,084
     v.   Non-Federal Share. . . . . . . . . . . . . . . . . . . .   $

31.  AWARD COMPUTATION FOR FINANCIAL ASSISTANCE

     a.   Amount of PHS Financial Assistance (from Item 11.u.). . .  $339,084
     b.   Less Unobligated Balance From Prior Budge Periods . . . .        $0
     c.   Less Cumulative Prior Award(s) This Budget Period . . . .        $0
     d.   AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION  . . . . . . .  $339,084

32. RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND SATISFACTORY PROGRESS OF THE PROJECT):

-----------------------------------------------------------------------------------
    YEAR     TOTAL DIRECT COSTS/STIPENDS     YEAR     TOTAL DIRECT COSTS/STIPENDS
-----------------------------------------------------------------------------------
a.  03                185,604                 d.
-----------------------------------------------------------------------------------
b.                                            e.
-----------------------------------------------------------------------------------
c.                                            f.
-----------------------------------------------------------------------------------

33.  APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):

     a.   Amount of PHS Direct Assistance. . . . . . . . . . . . .   $
     b.   Less Unobligated Balance From Prior Budget Periods . . .   $
     c.   Less Cumulative Prior Award(s) This Budget Period. . . .   $
     d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION. . . . . . . . .   $

34. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

     a.   DEDUCTION
     b.   ADDITIONAL COSTS
     c.   MATCHING                                       ---
     d.   OTHER RESEARCH (Add/Deduct Option)              B
     e.   OTHER (See REMARKS)                            ---


35. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

     a.   The grant program legislation cited above.
     b.   The grant program regulation cited above.
     c. This award notice including terms and conditions, if any, noted below under REMARKS.
     d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
     e.   45 CFR part 74 or 45 CFR Part 92 as applicable.
     IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached -- /X/ Yes   / / No)

     Grant Specialist:  G. Carol
     Fitzpatrick (301) 594-3506 Program Official:
     Richard W. Lymn, Ph.D. (301) 594-5128

*  Base X Rate ($178,465 x 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)
/S/ G. Carol Fitzpatrick
(Name-Typed/Print)                (Title)
G. Carol Fitzpatrick      Grants Management Officer

36.      OBJ. CLASS:          41.4E

37.  CRS-EIN:     1042297484A1

38.  lIST NO.:

--------------------------------------------------------------------------------------------
       FY-CAN        DOCUMENT NO.      ADMINISTRATIVE   AMT. ACTION FIN.  AMT. ACTION DIR.
                                            CODE             ASST.              ASST.
--------------------------------------------------------------------------------------------
20.a.  95 8425014    b.  R1AR41450A    c.               d.                e.

21.a.                b.                c.               d.                e.

22.a.                b.                c.               d.                e.
--------------------------------------------------------------------------------------------

PHS-5152-5 (Rev. 7/94) 950804 1433     (Note: See reverse for payment information.)     WBG

                                   FOOTNOTES
                                                                          PAGE 2
5 R01 AR41450-02

                              TERMS AND CONDITIONS

o    PURSUANT TO THE NIH REVITALIZATION ACT (P.L. 103-43, JUNE 10, 1993),
     SECTION 2004, WHEN PURCHASING EQUIPMENT OR PRODUCTS UNDER THIS ASSISTANCE AWARD, THE RECIPIENT SHOULD, WHENEVER POSSIBLE, PURCHASE ONLY AMERICAN-MADE ITEMS.


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